OTHER INCOME, NET	12 Months Ended
Dec. 31, 2011
OTHER INCOME, NET
NOTE 5.    OTHER INCOME, NET
The table below presents comparative detailed information about our other income and expense from continuing operations for the years ended December 31, 2011, 2010 and 2009:

	Year Ended December 31,
	2011	2010	2009
	(in thousands)
Interest income	$(26)	$(130)	$(481)
Foreign exchange gain	(3,058)	(1,681)	(1,536)
Gain on sale of equity method investment	(4,783)	—	—
Other expense (income), net	(1,110)	(996)	1,393
Total	$(8,977)	$(2,807)	$(624)